Supplement dated August 4, 2026

To the Prospectuses Dated:

May 1, 2026	May 1, 2017
● TRANSAMERICA AXIOMSM VARIABLE ANNUITY	● MEMBERS® LANDMARKSM VARIABLE ANNUITY
● TRANSAMERICA EXTRASM VARIABLE ANNUITY	● MEMBERS® FREEDOMSM VARIABLE ANNUITY
● TRANSAMERICA FREEDOMSM VARIABLE ANNUITY	● MEMBERS® EXTRASM VARIABLE ANNUITY
● TRANSAMERICA LANDMARKSM VARIABLE ANNUITY	● MEMBERS® LIBERTYSM VARIABLE ANNUITY
● TRANSAMERICA LIBERTYSM VARIABLE ANNUITY	● TRANSAMERICA ADVISOR ELITESM VARIABLE ANNUITY

May 1, 2019
● TRANSAMERICA PRINCIPIUMSM II VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B

Effective on or about October 28, 2026, (the Closure Date), the Transamerica ProFund UltraBear Fund VP will be closed to new and subsequent investments. Effective on or about October 30, 2026, (the “Liquidation Date”), subject to investor approval, due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
TA ProFund UltraBear Fund VP	Transamerica ProFund UltraBear Fund VP	ProFunds

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Transamerica BlackRock Government Money Market VP subaccount (the “Money Market Subaccount”).

For 90 days after the Liquidation Date, you may transfer any contract value allocated to the Money Market Subaccount to another subaccount. There will be no charge for this transfer, and this transfer will not count against the number of free transfers permitted annually.

Effective on or about October 28, 2026, the TA Aegon U.S. Government Securities VP subaccount will be designated as the new Open Allocation Method investment option.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.